EXHIBIT 99.1

SUPPLEMENTAL FINANCIAL INFORMATION QUARTER ENDED JUNE 30, 2003

Financial Results

Table 1						GAAP
Earnings						Earnings /	Core
($ in thousands, except per share data)						Average	Earnings /
			Average			GAAP	Average
			Diluted			Common	Common
	GAAP	Core	Shares	GAAP	Core	Equity	Core Equity
	Earnings	Earnings	Outstanding	EPS	EPS	(Annualized)	(Annualized)

Q1: 2002	$11,219	$10,887	14,077,405	$0.80	$0.77	14.2%	14.2%
Q2: 2002	13,802	12,546	15,747,048	0.88	0.80	15.4%	14.5%
Q3: 2002	14,306	12,831	16,240,194	0.88	0.79	14.1%	14.3%
Q4: 2002	14,566	13,183	16,529,075	0.88	0.80	13.7%	14.2%
2002	53,893	49,447	15,658,623	3.44	3.16	14.3%	14.3%
Q1: 2003	14,932	14,962	16,983,513	0.88	0.88	12.9%	15.4%
Q2: 2003	22,212	20,761	18,433,165	1.21	1.13	17.6%	19.4%

See Tables 5 & 6 for a description of core earnings and core equity and a related reconciliation of GAAP earnings to core earnings and GAAP equity to core equity.

Table 2
Net Interest Income								Net	Net
($ in thousands)								Interest	Interest
								Income/	Income/
	Total	Total	Net	Earning	Cost	Interest	Interest	Average	Average
	Interest	Interest	Interest	Asset	Of	Rate	Rate	GAAP	Core
	Income	Expense	Income	Yield	Funds	Spread	Margin	Equity	Equity

Q1: 2002	$30,716	$15,602	$15,114	4.92%	2.82%	2.10%	2.36%	17.69%	18.13%
Q2: 2002	36,252	18,489	17,763	4.71%	2.69%	2.02%	2.25%	18.41%	19.12%
Q3: 2002	42,093	24,291	17,802	4.07%	2.57%	1.50%	1.68%	16.47%	18.51%
Q4: 2002	54,155	33,323	20,832	3.59%	2.35%	1.24%	1.35%	18.50%	20.92%
2002	163,216	91,705	71,511	4.13%	2.54%	1.59%	1.77%	17.75%	19.21%
Q1: 2003	61,125	36,933	24,192	3.31%	2.10%	1.21%	1.28%	19.79%	23.33%
Q2: 2003	71,426	41,802	29,624	3.35%	2.05%	1.30%	1.36%	23.45%	27.63%

Table 3
Interest Expense
($ in thousands)

	Average		Debt	Average	Long Term	Long Term	Average	Short Term	Short Term
	Total	Interest	Cost Of	Long Term	Interest	Debt Cost	Short Term	Interest	Debt Cost
	Debt	Expense	Funds	Debt	Expense	Of Funds	Debt	Expense	Of Funds

Q1: 2002	$2,211,927	$15,602	2.82%	$1,280,503	$10,661	3.33%	$931,424	$4,941	2.12%
Q2: 2002	2,752,215	18,489	2.69%	1,806,884	12,894	2.85%	945,331	5,595	2.37%
Q3: 2002	3,781,717	24,291	2.57%	2,893,682	18,893	2.61%	888,035	5,398	2.43%
Q4: 2002	5,680,238	33,323	2.35%	5,018,353	28,945	2.31%	661,885	4,378	2.65%
2002	3,616,506	91,705	2.54%	2,760,490	71,393	2.59%	856,016	20,312	2.37%
Q1: 2003	7,036,183	36,933	2.10%	6,637,053	34,993	2.11%	399,130	1,940	1.94%
Q2: 2003	8,160,393	41,802	2.05%	7,861,252	40,163	2.04%	299,141	1,639	2.19%

Table 4
Net Interest Income on an “At Risk” Assets and Recourse Debt Basis
($ in thousands)

								Net
	Interest	Interest	Net			"At Risk"	"At Risk"	Interest
	Income	Expense	Interest		Recourse	Asset	Asset	Income/
	On	On	Income on	"At Risk"	Cost	Interest	Interest	Average
	"At Risk"	Recourse	"At Risk"	Asset	Of	Rate	Rate	Core
	Assets	Debt	Basis	Yield	Funds	Spread	Margin	Equity

Q1: 2002	$20,055	$4,941	$15,114	6.30%	2.12%	4.18%	4.75%	18.13%
Q2: 2002	23,358	5,595	17,763	7.02%	2.37%	4.65%	5.34%	19.12%
Q3: 2002	23,200	5,398	17,802	7.03%	2.43%	4.60%	5.39%	18.51%
Q4: 2002	25,210	4,378	20,832	9.07%	2.65%	6.42%	7.49%	20.92%
2002	91,823	20,312	71,511	7.29%	2.37%	4.92%	5.68%	19.21%
Q1: 2003	26,132	1,940	24,192	11.77%	1.94%	9.83%	10.89%	23.33%
Q2: 2003	31,263	1,639	29,624	15.54%	2.19%	13.35%	14.73%	27.63%

See Table 7 for a reconciliation of GAAP interest income to net interest income on an “at risk” basis and GAAP interest expense to recourse cost of funds. See Table 8 for a description of recourse assets and recourse debt and a related reconciliation to reported GAAP assets and reported GAAP debt.

Financial Results (continued)

Table 5
Core Earnings (1)		Less: Net
($ in thousands)		Realized &	Less:
		Unrealized	Variable
		Market	Stock
		Value	Option
	GAAP	Gains/	Valuation	Core
	Earnings	(Losses)	Adjustments	Earnings

Q1: 2002	$11,219	$875	$(543)	$10,887
Q2: 2002	13,802	2,045	(789)	12,546
Q3: 2002	14,306	730	745	12,831
Q4: 2002	14,566	1,461	(78)	13,183
2002	53,893	5,111	(665)	49,447
Q1: 2003	14,932	918	(948)	14,962
Q2: 2003	22,212	2,941	(1,490)	20,761

(1)  Core earnings is not a measure of earnings in accordance with GAAP. Core earnings is calculated as GAAP earnings from ongoing operations less mark-to-market adjustments (which include realized and unrealized gains and losses on certain assets, interest rate agreements, and variable stock options). We believe that core earnings provides relevant and useful information regarding our results of operations in addition to GAAP measures of performance. This is, in part, because market valuation adjustments on only a portion of our assets and stock options and none of our liabilities are recognized through our Consolidated Statements of Income under GAAP, and thus GAAP valuation adjustments may not be fully indicative of changes in market values on our balance sheet as a whole or a reliable guide to our current operating performance. Furthermore, gains or losses realized upon sales of assets vary based on portfolio management decisions; a sale of an asset for a gain or a loss may or may not affect our ongoing earnings from operations. Because all companies and analysts do not calculate non-GAAP measures such as core earnings in the same fashion, core earnings as calculated by us may not be comparable to similarly titled measures reported by other companies.

Table 6
Core Equity (2)
($ in thousands)					Average
		Balance			Balance				Average
	Total	Sheet		Average	Sheet	Average	Average	Average	Common
	GAAP	Mark-to-Mkt	Core	GAAP	Mark-to-Mkt	Core	Preferred	Common	Core
	Equity	Adjustments	Equity	Equity	Adjustments	Equity	Equity	Equity	Equity

Q1: 2002	$364,444	$11,015	$353,429	$341,766	$8,360	$333,406	$26,517	$315,249	$306,889
Q2: 2002	417,930	35,826	382,104	385,887	14,213	371,674	26,517	359,370	345,157
Q3: 2002	445,728	54,148	391,580	432,310	47,705	384,605	26,517	405,793	358,088
Q4: 2002	473,033	69,146	403,887	450,464	52,200	398,264	26,517	423,947	371,747
2002	473,033	69,146	403,887	402,986	30,786	372,200	26,517	376,469	345,683
Q1: 2003	485,402	68,077	417,325	489,086	74,231	414,855	26,517	462,569	388,338
Q2: 2003	547,176	108,409	438,767	505,373	76,477	428,896	—	505,373	428,896

(2)  Core equity is calculated as GAAP equity less unrealized gains and losses on certain assets and interest rate agreements. We believe measurements based on core equity provide relevant useful information regarding our results of operations in addition to GAAP measures of performance. This is, in part, because market valuation adjustments reflected in GAAP equity represent unrealized gains and losses on a portion of the balance sheet only and may not be reflective of the equity available to invest in operations. Because all companies and analysts do not calculate non-GAAP measures in the same fashion, core equity and ratios using core equity as calculated by the us may not be comparable to similarly titled measures reported by other companies. Average Common Equity measures are calculated by excluding Average Preferred Equity.

Table 7
Reconciliation of GAAP Interest Income and Interest Expense to Interest Income on “At Risk” Assets and
Interest Expense on Recourse Debt
($ in thousands)

		Interest	Interest		Interest	Interest
		Income	Income		Expense	Expense
	Total	On Non-	On	Total	On Non-	On
	Interest	Recourse	"At Risk"	Interest	Recourse	Recourse
	Income	Assets	Assets	Expense	Debt	Debt

Q1: 2002	$30,716	$10,661	$20,055	$15,602	$10,661	$4,941
Q2: 2002	36,252	12,894	23,358	18,489	12,894	5,595
Q3: 2002	42,093	18,893	23,200	24,291	18,893	5,398
Q4: 2002	54,155	28,945	25,210	33,323	28,945	4,378
2002	163,216	71,393	91,823	91,705	71,393	20,312
Q1: 2003	61,125	34,993	26,132	36,933	34,993	1,940
Q2: 2003	71,426	40,163	31,263	41,802	40,163	1,639

Financial Results (continued)

Table 8
Leverage Ratios
Equity to Assets and Debt to Equity
($ in thousands)

				GAAP	GAAP				Reported	Recourse
		Non-	(3)	Equity to	Equity to		Non-	(3)	Debt to	Debt to
	Reported	Recourse	Recourse	Reported	Recourse	Reported	Recourse	Recourse	GAAP	GAAP
	Assets	Assets	Assets	Assets	Assets	Debt	Debt	Debt	Equity	Equity

Q1: 2002	$2,739,838	$1,252,881	$1,486,957	13%	25%	$2,356,972	$1,234,459	$1,122,513	6.5	3.1
Q2: 2002	3,689,782	2,266,849	1,422,933	11%	29%	3,246,603	2,241,600	1,005,003	7.8	2.4
Q3: 2002	5,674,302	4,394,493	1,279,809	8%	35%	5,199,362	4,365,281	834,081	11.7	1.9
Q4: 2002	7,007,772	6,435,025	572,747	7%	83%	6,496,734	6,397,020	99,714	13.7	0.2
2002	7,007,772	6,435,025	572,747	7%	83%	6,496,734	6,397,020	99,714	13.7	0.2
Q1: 2003	8,172,063	7,210,944	961,119	6%	51%	7,646,408	7,170,691	475,717	15.8	1.0
Q2: 2003	10,356,052	9,591,192	764,860	5%	72%	9,760,315	9,542,631	217,684	17.8	0.4

(3)  Assets that have been sold to non-recourse securitization trusts and long-term debt that is non-recourse to Redwood are reported on our balance sheet. Only our net investments in the equity of these trusts constitute “at-risk” assets to us. If we had used different terms or forms of securitization these transactions may have been accounted for as sales. With sales accounting, our reported balance sheet (both assets and liabilities) would be substantially smaller (although the economics of the transaction and our exposure to risks would be unchanged). If we structured the securitizations differently and therefore accounted for them as sales rather than financings, our asset-based margins would have been different and, in some respects, reported on a basis that is more comparable to some other financial institutions. Our interest rate spread and our interest rate margin would have been higher and would show a positive trend in recent quarters. Our reported debt-to-equity ratio would have been substantially lower. Table 4 above presents our interest income and interest expense as if we had structured our securitizations to obtain sales accounting treatment rather than financing accounting treatment; effectively, on an “at-risk” basis for assets and on a recourse basis for liabilities.

Table 9
Reconciliation of Average Reported Assets to Average “At Risk” Assets and
Average Reported Debt to Average Recourse Debt
($ in thousands)

		Average			Average
	Average	Non-	Average	Average	Non-	Average
	Reported	Recourse	"At Risk"	Reported	Recourse	Recourse
	Assets	Assets	Assets	Debt	Debt	Debt

Q1: 2002	$2,564,847	$1,291,657	$1,273,190	$2,211,927	$1,280,503	$931,424
Q2: 2002	3,158,751	1,827,533	1,331,218	2,752,215	1,806,884	945,331
Q3: 2002	4,234,477	2,914,133	1,320,344	3,781,717	2,893,682	888,035
Q4: 2002	6,158,898	5,046,549	1,112,349	5,680,238	5,018,353	661,885
2002	4,039,652	2,780,650	1,259,002	3,616,506	2,760,490	856,016
Q1: 2003	7,553,727	6,665,511	888,216	7,036,183	6,637,053	399,130
Q2: 2003	8,687,371	7,882,857	804,514	8,160,393	7,861,252	299,141

Portfolios

Table 10
Balances & Yields	At period end					For period ended
($ in thousands)
		Unamortized		Unrealized	Net
	Current	Premium/	Credit	Gain/	Book	Average	Interest
	Face	(Discount)	Reserve	(loss)	Value	Balance*	Income	Yield

Total Earning Assets
Q1: 2002	$2,912,217	$(10,332)	$(200,037)	$11,016	2,712,864	$2,498,565	30,716	4.92%
Q2: 2002	3,854,545	(14,318)	(212,296)	35,827	3,663,758	3,080,165	36,252	4.71%
Q3: 2002	5,829,188	(6,941)	(227,346)	54,148	5,649,049	4,131,870	42,093	4.07%
Q4: 2002	7,158,374	(25,644)	(233,162)	72,226	6,971,794	6,042,042	54,155	3.59%
2002	7,158,374	(25,644)	(233,162)	72,226	6,971,794	3,948,399	163,216	4.13%
Q1: 2003	8,356,918	(50,540)	(244,056)	72,282	8,134,604	7,393,566	61,125	3.31%
Q2: 2003	10,471,190	(62,790)	(216,834)	115,903	10,307,469	8,523,925	71,426	3.35%
Residential Real Estate Loans
Q1: 2002	$1,790,239	$9,502	$(5,481)	$—	1,794,260	$1,544,924	14,125	3.66%
Q2: 2002	2,795,628	13,881	(5,953)	—	2,803,556	2,201,384	19,601	3.56%
Q3: 2002	4,736,645	31,859	(6,611)	—	4,761,893	3,262,462	24,447	3.00%
Q4: 2002	6,190,674	32,776	(8,271)	—	6,215,179	5,318,910	37,264	2.80%
2002	6,190,674	32,776	(8,271)	—	6,215,179	3,092,755	95,437	3.09%
Q1: 2003	7,297,515	33,520	(9,996)	—	7,321,039	6,625,539	42,314	2.55%
Q2: 2003	9,206,987	52,592	(12,159)	—	9,247,420	7,670,484	47,299	2.47%
Residential Loan Credit-Enhancement Securities
Q1: 2002	$460,035	$(28,058)	$(194,556)	$12,411	249,832	$201,540	6,695	13.29%
Q2: 2002	492,642	(35,745)	(206,343)	34,205	284,759	238,282	9,006	15.12%
Q3: 2002	542,669	(49,360)	(220,735)	51,556	324,130	257,844	10,443	16.20%
Q4: 2002	559,186	(58,578)	(224,891)	76,762	352,479	271,016	11,283	16.65%
2002	559,186	(58,578)	(224,891)	76,762	352,479	242,404	37,427	15.44%
Q1: 2003	614,111	(84,648)	(234,060)	77,759	373,162	278,339	13,693	19.68%
Q2: 2003	598,134	(113,358)	(204,675)	113,310	393,411	279,010	17,977	25.77%
Commercial Real Estate Loans
Q1: 2002	$50,057	$(677)	$—	$—	49,380	$50,170	1,274	10.16%
Q2: 2002	50,436	(638)	—	—	49,798	49,369	1,233	9.99%
Q3: 2002	51,318	(654)	—	—	50,664	50,102	1,280	10.22%
Q4: 2002	30,250	(980)	—	—	29,270	47,935	1,213	10.12%
2002	30,250	(980)	—	—	29,270	49,390	5,000	10.12%
Q1: 2003	32,223	(1,009)	—	—	31,214	30,888	816	10.57%
Q2: 2003	42,492	(7,970)	—	—	34,522	33,138	960	11.59%
Securities Portfolio
Q1: 2002	$601,926	$8,901	$—	$(1,395)	609,432	$676,692	8,514	5.03%
Q2: 2002	502,684	8,184	—	1,622	512,490	529,843	6,222	4.70%
Q3: 2002	477,950	11,214	—	2,592	491,756	493,997	5,719	4.63%
Q4: 2002	339,095	1,138	—	(4,536)	335,697	320,154	3,949	4.93%
2002	339,095	1,138	—	(4,536)	335,697	504,401	24,404	4.84%
Q1: 2003	370,187	1,597	—	(5,477)	366,307	360,084	4,192	4.66%
Q2: 2003	587,038	5,946	—	2,593	595,577	453,546	5,057	4.46%
Cash & Cash Equivalents
Q1: 2002	$9,960	$—	$—	$—	9,960		108
Q2: 2002	13,155	—	—	—	13,155		190
Q3: 2002	20,606	—	—	—	20,606		204
Q4: 2002	39,169	—	—	—	39,169		446
2002	39,169	—	—	—	39,169		948
Q1: 2003	42,882	—	—	—	42,882		110
Q2: 2003	36,539				36,539		133

* Average excludes unrealized gains (losses) from mark-to-market adjustments.

Portfolios (continued)

Table 11
Portfolio Activity				Discount/		Net	Net	Net
($ in thousands)			Principal	(Premium)	Credit	Charge-offs/	Mark-to-Mkt	Increase/
	Acquisitions	Sales	Payments	Amortization	Provision	(Recoveries)	Adjustment	(Decrease)

Residential Real Estate Loans
Q1: 2002	$417,276	$—	$(95,924)	$(1,672)	$(282)	$—	$—	$319,398
Q2: 2002	1,146,621	(46,683)	(89,582)	(1,060)	(472)	—	472	1,009,296
Q3: 2002	2,075,296	(2,960)	(109,896)	(3,502)	(894)	236	57	1,958,337
Q4: 2002	1,616,400	—	(155,915)	(5,754)	(1,660)	—	215	1,453,286
2002	5,255,593	(49,643)	(451,317)	(11,988)	(3,308)	236	744	4,740,317
Q1: 2003	1,338,920	(73,137)	(152,768)	(6,156)	(1,756)	31	726	1,105,860
Q2: 2003	2,168,181	—	(234,582)	(5,055)	(2,163)	—	—	1,926,381
Residential Loan Credit-Enhancement Securities
Q1: 2002	$59,157	$(5,037)	$(4,270)	$366	$—	$—	$8,803	$59,019
Q2: 2002	25,849	(898)	(15,801)	1,767	—	—	24,010	34,927
Q3: 2002	28,983	—	(9,437)	2,722	—	—	17,103	39,371
Q4: 2002	13,442		(13,573)	3,275	—	—	25,205	28,349
2002	127,431	(5,935)	(43,081)	8,130	—	—	75,121	161,666
Q1: 2003	37,077	—	(23,212)	5,545	—	—	1,273	20,683
Q2: 2003	11,265	(1,248)	(38,773)	10,024	—	—	38,981	20,249
Commercial Real Estate Loans
Q1: 2002	$140	$—	$(1,873)	$28	$—	$—	$1	$(1,704)
Q2: 2002	470	—	(53)	—	—	—	1	418
Q3: 2002	919	—	(54)	—	—	—	1	866
Q4: 2002	—	—	(21,068)	24	—	—	(350)	(21,394)
2002	1,529	—	(23,048)	52	—	—	(347)	(21,814)
Q1: 2003	2,011	—	(68)	—	—	—	1	1,944
Q2: 2003	3,408	—	(34)	(67)	—	—	1	3,308
Securities Portfolio
Q1: 2002	$76,701	$(89,395)	$(60,040)	$(1,701)	$—	$—	$385	$(74,050)
Q2: 2002	23,026	(56,802)	(65,617)	(1,249)	—	—	3,700	(96,942)
Q3: 2002	6,811	—	(31,830)	(1,052)	—	—	5,337	(20,734)
Q4: 2002	196,279	(315,308)	(31,009)	(24)	—	—	(5,997)	(156,059)
2002	302,817	(461,505)	(188,496)	(4,026)	—	—	3,425	(347,785)
Q1: 2003	42,955	—	(11,329)	3	—	—	(1,019)	30,610
Q2: 2003	237,516	(4,051)	(12,126)	(111)	—	—	8,042	229,270

Table 12
Residential Credit Results
($ in thousands)					Total				Losses To
		Internally-		(4)	Credit				Securities	Redwood's	Total Credit
	Face Value	Designated	External	Total	Protection			Total	Junior to	Share of Net	Losses As %
	Underlying	Credit	Credit	Credit	As % of	Delinquent	Delinquent	Credit	Redwood's	Charge Offs	of Loans
	Loans	Reserves	Enhancement	Protection	Loans	Loans	Loan %	Losses	Interest	(Recoveries)	(Annualized)

Total Residential Portfolio
Q1: 2002	$66,616,844	$200,037	$79,924	$279,961	0.42%	$134,775	0.20%	$452	$618	$(166)	0.01%
Q2: 2002	68,856,787	212,296	65,102	277,398	0.40%	153,217	0.22%	115	189	(74)	0.01%
Q3: 2002	73,220,004	227,346	64,147	291,493	0.40%	152,894	0.21%	386	103	283	0.01%
Q4: 2002	64,849,784	233,162	63,179	296,341	0.46%	150,353	0.23%	377	163	214	0.01%
2002	64,849,784	233,162	63,179	296,341	0.46%	150,353	0.23%	1,330	1,073	257	0.01%
Q1: 2003	68,045,731	244,056	61,814	305,870	0.45%	162,657	0.24%	1,171	456	715	0.01%
Q2: 2003	61,031,486	216,834	58,296	275,130	0.45%	163,894	0.27%	384	152	232	0.01%
Residential Real Estate Loans
Q1: 2002	$1,790,239	$5,481	$—	$5,481	0.31%	$4,926	0.28%	$—	$—	$—	0.00%
Q2: 2002	2,795,628	5,953	—	5,953	0.21%	3,257	0.12%	—	—	—	0.00%
Q3: 2002	4,736,645	6,611	—	6,611	0.14%	1,387	0.03%	236	—	236	0.01%
Q4: 2002	6,190,674	8,271	—	8,271	0.13%	4,127	0.07%	—	—	—	0.00%
2002	6,190,674	8,271	—	8,271	0.13%	4,127	0.07%	236	—	236	0.01%
Q1: 2003	7,297,515	9,996	—	9,996	0.14%	1,159	0.02%	31	—	31	0.01%
Q2: 2003	9,206,987	12,159	—	12,159	0.13%	3,895	0.04%	—	—	—	0.00%
Residential Loan Credit-Enhancement Securities
Q1: 2002	$64,826,605	$194,556	$79,924	$274,480	0.42%	$129,849	0.20%	$452	$618	$(166)	0.01%
Q2: 2002	66,061,159	206,343	65,102	271,445	0.41%	149,960	0.23%	115	189	(74)	0.01%
Q3: 2002	68,483,359	220,735	64,147	284,882	0.42%	151,507	0.22%	150	103	47	0.01%
Q4: 2002	58,659,110	224,891	63,179	288,070	0.49%	146,226	0.25%	377	163	214	0.01%
2002	58,659,110	224,891	63,179	288,070	0.49%	146,226	0.25%	1,094	1,073	21	0.01%
Q1: 2003	60,748,216	234,060	61,814	295,874	0.49%	161,498	0.27%	1,140	456	684	0.01%
Q2: 2003	51,824,499	204,675	58,296	262,971	0.51%	159,999	0.31%	384	152	232	0.01%

(4) The credit reserve on residential real estate loans owned is only available to absorb losses on the residential real estate loan portfolio. The internally- designated credit reserves on loans credit enhanced and the external credit enhancement on loans credit enhanced are only available to absorb losses on the residential loan credit-enhancement portfolio.

Loan Characteristics

Table 13
Residential Real Estate Loan Characteristics
(at period end, all dollars in thousands)
	Jun. 2003	Mar. 2003	Dec. 2002	Sep. 2002	Jun. 2002	Mar. 2002

Retained Residential Loans	$9,247,420	$7,321,039	$6,215,179	$4,761,893	$2,803,556	$1,794,260
Number of loans	24,988	19,805	16,669	12,580	7,394	4,914
Average loan size	$370	$370	$373	$379	$379	$365
Adjustable %	99%	99%	99%	98%	96%	100%
Hybrid %	1%	1%	1%	2%	4%	0%
Fixed %	0%	0%	0%	0%	0%	0%
Northern California	13%	13%	12%	12%	13%	12%
Southern California	12%	12%	12%	12%	12%	11%
Florida	12%	12%	12%	11%	13%	12%
Georgia	6%	7%	8%	8%	9%	7%
New York	5%	5%	6%	6%	6%	7%
New Jersey	4%	5%	5%	5%	5%	5%
Illinois	4%	4%	4%	4%	4%	3%
Texas	3%	3%	3%	3%	3%	3%
Arizona	3%	3%	3%	3%	2%	3%
Colorado	3%	3%	3%	3%	3%	3%
North Carolina	3%	3%	3%	3%	2%	2%
Other states (none greater than 3%)	32%	30%	29%	30%	28%	32%
Year 2003 origination	40%	11%	0%	0%	0%	0%
Year 2002 origination	49%	72%	78%	70%	47%	17%
Year 2001 origination	6%	11%	13%	18%	31%	42%
Year 2000 origination	0%	0%	0%	0%	0%	0%
Year 1999 origination	1%	2%	2%	3%	5%	9%
Year 1998 origination or earlier	4%	4%	7%	9%	17%	32%
% balance in loans > $1mm per loan	15%	14%	14%	15%	15%	16%

Table 14
Residential Loan Credit-Enhancement Securities – Underlying Collateral Characteristics
($ in thousands)
	Jun. 2003	Mar. 2003	Dec. 2002	Sep. 2002	Jun. 2002	Mar. 2002

First loss position, principal value	$233,787	$236,122	$215,046	$206,062	$181,179	$173,990
Second loss position, principal value	168,524	176,864	163,428	152,433	139,290	127,930
Third loss position, principal value	195,823	201,125	180,712	184,174	172,173	158,115

Total principal value	$598,134	$614,111	$559,186	$542,669	$492,642	$460,035
First loss position, reported value	$74,470	$63,675	$65,292	$52,595	$46,979	$42,760
Second loss position, reported value	139,788	130,415	121,491	104,928	90,878	79,969
Third loss position, reported value	179,153	179,072	165,696	166,607	146,902	127,103

Total reported value	$393,411	$373,162	$352,479	$324,130	$284,759	$249,832
Internally-Designated Credit Reserves	$204,675	$234,060	$224,891	$220,735	$206,343	$194,556
External Credit Enhancement	58,296	61,814	63,179	64,147	65,102	79,924

Total Credit Protection	$262,971	$295,874	$288,070	$284,882	$271,445	$274,480
As % of Total Portfolio	0.51%	0.49%	0.49%	0.42%	0.41%	0.42%
Underlying Residential Real Estate Loans	$51,824,499	$60,748,216	$58,659,110	$68,483,359	$66,061,159	$64,826,605
Number of credit-enhanced loans	116,730	138,327	135,196	160,695	165,515	162,502
Average loan size	$444	$439	$434	$426	$399	$398
Adjustable %	36%	27%	20%	20%	19%	19%
Hybrid %	36%	39%	37%	28%	20%	14%
Fixed %	28%	34%	43%	52%	61%	67%
Northern California	26%	26%	27%	27%	25%	25%
Southern California	24%	24%	25%	24%	24%	25%
New York	6%	5%	5%	4%	5%	5%
Florida	4%	4%	3%	3%	3%	3%
Texas	3%	3%	3%	3%	4%	4%
Massachusetts	3%	3%	3%	3%	3%	3%
New Jersey	3%	3%	3%	3%	3%	3%
Other states (none greater than 3%)	31%	32%	31%	33%	33%	32%
Year 2003 origination	12%	2%	0%	0%	0%	0%
Year 2002 origination	42%	41%	28%	25%	11%	1%
Year 2001 origination	24%	31%	40%	43%	49%	55%
Year 2000 origination	4%	4%	5%	5%	6%	8%
Year 1999 origination	7%	9%	11%	11%	16%	17%
Year 1998 or earlier origination	11%	13%	16%	16%	18%	19%
% balance in loans > $1mm per loan	10%	10%	8%	6%	5%	4%

Loan Characteristics (continued)

Table 15
Commercial Real Estate Loans — Characteristics
(at period end, all dollars in thousands)

	Jun. 2003	Mar. 2003	Dec. 2002	Sep. 2002	Jun. 2002	Mar. 2002

Commercial Mortgage Loans	$34,522	$31,214	$29,270	$50,664	$49,978	$49,380
Number of Loans	12	10	7	9	8	7
Average Loan Size	$2,877	$3,121	$4,181	$5,629	$6,247	$7,054
Serious Delinquency	$650	$650	$650	$—	$—	$—
Realized Credit losses	—	—	—	—	—	—
California %	46%	40%	36%	62%	61%	61%

Table 16
Securities Portfolio – Characteristics at June 30, 2003
($ in thousands)

		Rating:
	Total	AAA	AA	A	BBB	BB	B	Unrated

Commercial Real Estate	$93,072	$7,832	$—	$21,141	$54,045	$5,978	$4,076	$—
Residential Prime	158,912	34,511	72,369	19,984	32,048	—	—	—
Residential Subprime	153,165	—	17,321	100,802	35,042	—	—	—
Residential Second Lien	70,580	—	43,340	22,976	4,264	—	—	—
Manufactured Housing	15,338	2,990	5,620	6,728	—	—	—	—
Corporate REIT Debt	58,277	—	—	7,522	50,755	—	—	—
Real Estate CDOs	46,233	4,940	9,619	13,573	13,438	—	—	4,663
Total Securities Portfolio	$595,577	$50,273	$148,269	$192,726	$189,592	$5,978	$4,076	$4,663

Table 17
Asset / Liability Matching at June 30, 2003
($ in thousands)

		One-	Six-	One-		Non		Total
		Month	Month	Year	Fixed/	Interest		Liabilities
Asset	Asset	LIBOR	LIBOR	Treasury	Hybrid	Bearing		And
Type	Amount	Liabilities	Liabilities	Liabilities	Liabilities	Liabilities	Equity	Equity

Cash (unrestricted)	$36,539	$36,539	$—	$—	$—	$—	$—	$36,539
One-Month LIBOR	2,707,635	2,707,635	—	—	—	—	—	2,707,635
Six-Month LIBOR	6,849,546	4,249,407	2,264,658	126,598	—	—	208,883	6,849,546
Other ARM	17,541	—	—	17,541	—	—	—	17,541
One-Year Treasury	35,260	—	—	35,260	—	—	—	35,260
Fixed / Hybrid < 1yr*	79,847	—	—	—	—	—	79,847	79,847
Fixed > 1yr	387,890	—	—	—	221,191	—	166,699	387,890
Hybrid > 1yr	193,211	—	—	—	101,486	—	91,725	193,211
Non-Earning Assets	48,583	—	—	—	—	48,561	22	48,583

Total	$10,356,052	$6,993,581	$2,264,658	$179,399	$322,677	$48,561	$547,176	$10,356,052

Long-Term Debt Characteristics

Table 18
Long-Term Debt Characteristics — Residential Mortgage Loans (Sequoia)
($ in thousands)

							Principal	Interest
			Original			Estimated	Outstanding	Rate At
	Debt	Issue	Issue		Stated	Callable	At June 30,	June 30,
Sequoia Long Term Debt Issue	Rating	Date	Amount	Index	Maturity	Date	2003	2003

Sequoia 1 A1	AAA	07/29/97	$334,347	1m LIBOR	02/15/28	Called	$—	NM
Sequoia 1 A2	AAA	07/29/97	200,000	Fed Funds	02/15/28	Called	—	NM
Sequoia 2 A1	AAA	11/06/97	592,560	1y Treasury	03/30/29	6/26/05	179,399	2.67%
Sequoia 2 A2	AAA	11/06/97	156,600	1m LIBOR	03/30/29	6/26/05	47,411	1.38%
Sequoia 3 A1	AAA	06/26/98	225,459	Fixed to 12/02	05/31/28	Retired	—	NM
Sequoia 3 A2	AAA	06/26/98	95,000	Fixed to 12/02	05/31/28	Retired	—	NM
Sequoia 3 A3	AAA	06/26/98	164,200	Fixed to 12/02	05/31/28	Retired	—	NM
Sequoia 3 A4	AAA	06/26/98	121,923	1m LIBOR	05/31/28	Called	—	NM
Sequoia 3 M1	AA/AAA	06/26/98	16,127	1m LIBOR	05/31/28	Called	—	NM
Sequoia 3 M2	A/AA	06/26/98	7,741	1m LIBOR	05/31/28	Called	—	NM
Sequoia 3 M3	BBB/A	06/26/98	4,838	1m LIBOR	05/31/28	Called	—	NM
Sequoia 1A A1	AAA	05/04/99	157,266	1m LIBOR	02/15/28	Called	—	NM
Sequoia 4 A	AAA	03/21/00	377,119	1m LIBOR	08/31/24	6/28/05	186,187	1.42%
Sequoia 5 A	AAA	10/29/01	496,667	1m LIBOR	10/29/26	6/30/05	408,068	1.44%
Sequoia 5 B1	AA	10/29/01	5,918	1m LIBOR	10/29/26	6/30/05	5,918	1.89%
Sequoia 5 B2	A	10/29/01	5,146	1m LIBOR	10/29/26	6/30/05	5,146	1.89%
Sequoia 5 B3	BBB	10/29/01	2,316	1m LIBOR	10/29/26	6/30/05	2,316	1.89%
Sequoia 6A	AAA	04/26/02	496,378	1m LIBOR	04/26/27	6/30/05	433,037	1.38%
Sequoia 6B1	AA	04/26/02	5,915	1m LIBOR	04/26/27	6/30/05	5,915	1.76%
Sequoia 7A	AAA	05/29/02	554,686	1m LIBOR	05/29/32	6/30/05	485,545	1.44%
Sequoia 7B1	AA	05/29/02	8,080	1m LIBOR	05/29/32	6/30/05	8,080	1.85%
Sequoia 8 1A-1	AAA	07/30/02	50,000	1m LIBOR	08/20/32	6/30/05	—	NM
Sequoia 8 1A-2	AAA	07/30/02	61,468	Fixed to 12/04	08/20/32	6/30/05	59,460	3.46%
Sequoia 8 2A	AAA	07/30/02	463,097	1m LIBOR	08/20/32	6/30/05	420,931	1.40%
Sequoia 8 3A	AAA	07/30/02	49,973	6m LIBOR	08/20/32	6/30/05	43,892	3.00%
Sequoia 8 B1	AA	07/30/02	9,069	1m LIBOR	08/20/32	6/30/05	9,069	1.78%
Sequoia 9 1A	AAA	08/28/02	381,689	1m LIBOR	09/20/32	7/2/05	361,541	1.45%
Sequoia 9 2A	AAA	08/28/02	168,875	1m LIBOR	09/20/32	7/2/05	139,106	2.99%
Sequoia 9 B1	AA	08/28/02	7,702	1m LIBOR	09/20/32	7/2/05	7,701	1.85%
Sequoia 10 1A	AAA	09/26/02	822,375	1m LIBOR	10/20/27	7/2/05	772,130	1.50%
Sequoia 10 2A-1	AAA	09/26/02	190,000	1m LIBOR	10/20/27	7/2/05	180,912	1.48%
Sequoia 10 2A-2	AAA	09/26/02	3,500	1m LIBOR	10/20/27	7/2/05	3,500	1.78%
Sequoia 10 B1	AA	09/26/02	12,600	1m LIBOR	10/20/27	7/2/05	12,600	1.90%
Sequoia 10 B2	A	09/26/02	8,400	1m LIBOR	10/20/27	7/2/05	8,400	1.90%
Sequoia 10 B3	BBB	09/26/02	4,725	1m LIBOR	10/20/27	7/2/05	4,725	2.50%
Sequoia 11 A	AAA	10/30/02	695,210	1m LIBOR	12/21/32	7/3/05	656,560	1.55%
Sequoia 11 B1	AA	10/30/02	9,726	1m LIBOR	12/21/32	7/3/05	9,726	2.07%
Sequoia 12 A	AAA	12/19/02	1,080,076	1m LIBOR	01/21/33	7/3/05	1,037,855	1.55%
Sequoia 12 B1	AA	12/19/02	16,815	1m LIBOR	01/21/33	7/3/05	16,815	1.95%
Sequoia 2003-1 1A	AAA	02/27/03	798,206	1m LIBOR	04/20/33	7/1/05	775,613	1.48%
Sequoia 2003-1 2A	AAA	02/27/03	190,000	6m LIBOR	04/20/33	7/1/05	184,819	1.74%
Sequoia 2003-1 B-1	AA	02/27/03	15,905	1m LIBOR	04/20/33	7/1/05	15,905	1.98%
Sequoia 2003-1 B-2	A	02/27/03	8,210	Pass Through	04/20/33	7/1/05	8,210	2.79%
Sequoia 2003-2 A-1	AAA	04/29/03	500,000	1m LIBOR	06/01/33	7/1/05	494,603	1.43%
Sequoia 2003-2 A-2	AAA	04/29/03	303,600	6m LIBOR	06/01/33	7/1/05	298,351	1.63%
Sequoia 2003-2 M-1	AA	04/29/03	11,480	1m LIBOR	06/01/33	7/1/05	11,480	1.75%
Sequoia 2003-3 A-1	AAA	06/26/03	379,455	1m LIBOR	07/01/33	7/1/05	379,455	1.36%
Sequoia 2003-3 A-2	AAA	06/26/03	149,922	6m LIBOR	07/01/33	7/1/05	149,922	1.34%
Sequoia 2003-3 B-1	AA	06/26/03	9,075	1m LIBOR	07/01/33	7/1/05	9,075	1.68%
MLCC 2003-C A-1	AAA	06/26/03	773,795	1m LIBOR	06/01/28	7/3/05	773,795	1.36%
MLCC 2003-C A-2	AAA	06/26/03	200,002	6m LIBOR	06/01/28	7/3/05	200,002	1.34%
MLCC 2003-C B-1	AA	06/26/03	10,553	1m LIBOR	06/01/28	7/3/05	10,553	1.68%

Total Sequoia Issuance			$11,413,788				$8,823,728	1.54%

Table 19
Long-Term Debt Characteristics — Commercial Real Estate Loans
($ in thousands)

							Principal	Interest
Commercial			Original			Estimated	Outstanding	Rate At
Long Term Debt	Debt	Issue	Issue		Stated	Callable	At June 30,	June 30,
Issue	Rating	Date	Amount	Index	Maturity	Date	2003	2003

Commercial 1	NR	03/30/01	$9,010	1m LIBOR	11/01/02	Paid Off	$—	NM
Commercial 2	NR	03/30/01	8,320	1m LIBOR	10/01/03	Paid Off	—	NM
Commercial 3	NR	03/01/02	8,318	1m LIBOR	07/01/03	NC	8,255	8.63%

Total Commercial Issuance			$25,648				$8,255	8.63%

Long-Term Debt Characteristics (continued)

Table 20
Long-Term Debt Characteristics
Collateralized Debt Obligations and Other Resecuritizations – Acacia and
SMFC
($ in thousands)

							Principal	Interest
Resecuritizations			Original			Estimated	Outstanding	Rate At
Long Term Debt	Debt	Issue	Issue		Stated	Callable	At June 30,	June 30,
Resecuritizations Issue	Rating	Date	Amount	Index	Maturity	Date	2003	2003

SMFC 2002A A1	AAA	04/30/02	64,761	1m LIBOR	04/30/30	6/30/05	$36,446	1.17%
SMFC 2002A A2	AAA	04/30/02	15,861	1m LIBOR	08/30/29	6/30/05	11,846	1.86%
Acacia CDO 1 A	AAA	12/10/02	224,250	3m LIBOR	12/04/18	7/2/05	224,006	1.86%
Acacia CDO 1 B	AA	12/10/02	45,000	3m LIBOR	12/04/37	7/2/05	45,000	2.58%
Acacia CDO 1 C	BBB	12/10/02	15,750	3m LIBOR	12/04/37	7/2/05	15,750	3.98%
SMFC 2002B I A1	AA	12/19/02	16,855	Fixed	08/28/31	6/28/05	16,084	5.43%
SMFC 2002B I A2	A	12/19/02	18,274	Fixed	08/28/31	6/28/05	17,438	5.68%
SMFC 2002B I A3	BBB	12/19/02	17,221	Fixed	08/28/31	6/28/05	16,433	6.38%
SMFC 2002B I A4	BB	12/19/02	25,133	Fixed	08/28/31	6/28/05	23,983	6.75%
SMFC 2002B II A1	AA	12/19/02	15,517	Fixed	12/29/39	6/28/05	8,667	4.82%
SMFC 2002B II A2	A	12/19/02	18,345	Fixed	12/29/39	6/28/05	10,247	4.92%
SMFC 2002B II A3	BBB	12/19/02	14,989	Fixed	12/29/39	6/28/05	8,372	5.35%
SMFC 2002B II A4	BB	12/19/02	8,347	Fixed	12/29/39	6/28/05	4,662	6.00%
Acacia CDO 2 A	AAA	05/13/03	222,000	3m LIBOR	06/08/23	7/3/05	222,000	1.94%
Acacia CDO 2 B	AA	05/13/03	45,375	3m LIBOR	06/08/38	7/3/05	45,375	2.59%
Acacia CDO 2 C	BBB	05/13/03	16,500	3m LIBOR	06/08/38	7/3/05	16,500	4.54%

Total Resecuritizations			$784,178				$722,808	2.63%

Other Supplemental Financial Data

Table 21
Shareholder Wealth (5)
(dollars per share)

	GAAP
	Book	Dividends		Cumulative	Cumulative
	Value	Declared		Reinvestment	Shareholder
	Per	During	Cumulative	Earnings on	Wealth
	Share	Period	Dividends	Dividends	Per Share

Sep. 1994	$11.67	$—	$—	$—	$11.67
Dec. 1994	10.82	0.25	0.250	—	11.07
Dec. 1995	12.38	0.96	1.210	0.09	13.68
Dec. 1996	16.50	1.67	2.880	1.07	20.45
Dec. 1997	21.55	2.15	5.030	3.07	29.65
Dec. 1998	20.27	0.28	5.310	2.67	28.25
Dec. 1999	20.88	0.40	5.710	3.07	29.66
Dec. 2000	21.47	1.61	7.320	4.11	32.90
Dec. 2001	22.21	2.55	9.870	6.03	38.11
Dec. 2002	27.43	2.89	12.755	12.43	52.62
Jun. 2003	30.70	1.30	14.055	16.79	61.55

(5)  In the nearly 9 years since the commencement of Redwood’s operations, cumulative shareholder wealth has grown at a compound rate of 20% per year. We define shareholder wealth as growth in tangible book value per share, plus dividends paid, plus reinvestment of dividends. In calculating shareholder wealth, we assume that dividends were reinvested through the purchase of additional shares at the prevailing book value per share. With this assumption, the shareholder wealth we created can be compared to book value per share growth at a non-REIT company that has retained its earnings and compounded book value within the company. This is a measure of management value-added, not a measure of actual shareholder returns.

Book value per share was $11.67 in September 1994 when we commenced operations. We increased reported book value to $30.70 per share at June 30, 2003 through the retention of cash by keeping dividends lower than cash flow, net positive changes in market values of assets, issuance of stock at prices above book value, and repurchases of stock at prices below book value. Since we mark-to-market many of our assets through our balance sheet, reported book value is a good approximation of tangible value in the company. Cumulative dividends paid during this period were $14.055 per share, and reinvestment earnings on those dividends were $16.79 per share. Thus, cumulatively, shareholder wealth has increased from $11.67 per share to $61.55 per share during this nearly nine-year period. A company that earned a 20% after-tax return on equity and retained all its earnings would have shown a similar amount of shareholder wealth growth during this period.

Table 22
Operating Expenses
($ in thousands)

									Efficiency
		Less:				Fixed and	Fixed and		Ratio:
		Variable				Variable	Variable	Fixed	Fixed and
		Stock	Total		Variable	Operating	Operating	Operating	Variable
		Option	Fixed and		(Performance	Expenses/	Expenses/	Expenses/	Operating
	Total	Valuation	Variable	Fixed	Based)	Average	Average	Average	Expenses/
	Operating	Adjustments	Operating	Operating	Operating	GAAP	Core	Core	Net Interest
	Expenses	& Excise Tax	Expenses	Expenses	Expenses	Equity	Equity	Equity	Income

Q1: 2002	$4,089	$543	$3,546	$1,758	$1,788	4.2%	4.3%	2.1%	23%
Q2: 2002	5,325	789	4,536	2,081	2,455	4.7%	4.9%	2.2%	26%
Q3: 2002	3,545	(745)	4,290	2,101	2,189	4.0%	4.5%	2.2%	24%
Q4: 2002	7,046	1,037	6,009	2,230	3,779	5.3%	6.0%	2.2%	29%
2002	20,005	1,624	18,381	8,170	10,211	4.6%	4.9%	2.2%	26%
Q1: 2003	8,282	1,810	6,472	2,663	3,809	5.3%	6.2%	2.6%	27%
Q2: 2003	8,793	1,490	7,303	2,645	4,658	5.8%	6.8%	2.5%	25%

Table 23
Unamortized Premium and Discount Balances*
($ in thousands)

				Net
				Amortization
			Unamortized	(Expense)
	Unamortized	Unamortized	Net	Income
	Gross	Gross	Premium/	During
	Premium	Discount	(Discount)	Period

Q1: 2002	$23,036	($32,053)	($9,017)	($3,201)
Q2: 2002	31,155	(40,301)	(9,146)	(793)
Q3: 2002	57,951	(58,397)	(446)	(2,148)
Q4: 2002	60,478	(70,140)	(9,662)	(3,083)
2002	60,478	(70,140)	(9,662)	(3,083)
Q1: 2003	62,812	(96,131)	(33,319)	(2,098)
Q2: 2003	95,644	(139,297)	(43,653)	3,269

*	Includes deferred bond issuance costs and net premium on long-term debt.

Other Supplemental Financial Data (continued)

Table 24
Differences Between GAAP Income and Estimated REIT Taxable Income
($ in thousands)

	For the Six
	Months	For the
	Ended	Year Ended
	6/30/2003	12/31/2002

GAAP Income	$37,144	$53,893
(Earnings)/losses from taxable subsidiaries	(2,230)	37
Amortization and credit expenses	12,912	21,740
Operating expenses	8,381	5,232
Provision for excise tax	862	959
Mark-to-market adjustments	1,774	(4,942)

Estimated REIT taxable income for common shareholders	$58,843	$76,919

End